KEYSTONE GLOBAL OPPORTUNITIES FUND
SEEKS CAPITAL GROWTH BY INVESTING IN SMALL- TO MEDIUM-SIZED COMPANIES AROUND THE WORLD.

Dear Shareholder:

We are writing to report on the activities of Keystone Global Opportunities Fund for the six-month period which ended March 31, 1997. Following our letter to you we have included a discussion with your Fund manager and complete financial information.

PERFORMANCE

For the periods which ended March 31, 1997, your Fund produced the following total returns.
  Class A shares returned -9.33% for the six-month period and -8.28% for the twelve-month period.
  Class B shares returned -9.67% for the six-month period and -8.99% for the twelve-month period.
  Class C shares returned -9.69% for the six-month period and -8.97% for the twelve-month period.
  This disappointing performance reflected the unfavorable market environment for small-cap stocks in the United States and Japan-- the Fund's two key markets.
  The benchmark Salomon Brothers Extended Market Index (EMI), representing over 5,500 small-cap stocks in 22 countries including the U.S., returned -0.50% for the six months and 2.39% for the 12 months.

DIFFICULT MARKET ENVIRONMENT

The six-month period which ended March 31, 1997 was a challenging one for picking small-cap stocks in the United States and Japan, which together represented about 50% of the Fund's net assets at the close of the fiscal period. In the United States, small-cap stocks never fully recovered from the correction that took place in June and July of 1996. Investors opted for the relative safety and high liquidity of blue-chip stocks, which also offered an extra incentive of higher-than-average earnings growth rates after two consecutive years of a bull market.
  The downturn in Japanese small-cap stocks was magnified by the weak yen when the returns of Japanese holdings were converted into U.S. dollars. Overall, Japanese stocks in the portfolio declined about 33% in U.S. dollar terms. Your Fund has trimmed its weighting in Japan, but it still accounts for about 15% of the portfolio. We have conviction about the stocks your Fund owns in Japan. There is some evidence of improving economic trends in Japan which should eventually be reflected in higher equity values. While the timing is unclear, our selections should fully participate.

LONG TERM VIEW

As we have written in prior reports, investing in small company stocks in the U.S. and abroad involves special risks, including price volatility, currency fluctuations and a lack of liquidity. We attempt to limit these risks by diversifying and carefully selecting the markets and companies in which we invest. We believe stocks of small companies in the U.S. and foreign markets offer attractive growth opportunities for long-term investors. Foreign small company stocks also add much-needed diversification for investors with core holdings in large American companies. Despite the recent setback, it's important to remember that over the long term your Fund has been successfully achieving its investment objectives in the small-cap market. We urge you to keep that long-term perspective.

DIVERSIFICATION HELPED TO REDUCE RISK

The broad diversification of the portfolio helped to reduce the overall risk. In contrast to the U.S. and Japan, small-cap stocks performed well in the United Kingdom, France, and Germany. Latin American stocks also produced strong results. Generally your Fund buys larger and established companies in South America and other emerging countries.

                                 -- CONTINUED--

KEYSTONE GLOBAL OPPORTUNITIES FUND

KEYSTONE TO MANAGE FOREIGN PORTION OF THE PORTFOLIO EFFECTIVE JUNE 1, 1997

Until now, the European and Asian portions of the portfolio have been managed by Credit Lyonnais International Asset Management, whose investment operations are based in Paris. Keystone has been managing assets invested in North America and South America. Starting on June 1, 1997, the entire foreign portion of the portfolio will be managed by the International Investment Department at Keystone, headed by Gilman Gunn, a Keystone Senior Vice President and Chief Investment Officer, International.
  We think having the entire investment team under one roof will benefit our shareholders. Over the past six years, Keystone has built a strong international team and acquired broad experience in foreign markets. By managing both the foreign and domestic components of Global Opportunities Fund, we will have greater ability to plan and implement asset allocation decisions, and this should enable us to move quickly to take advantage of investment opportunities.

OUTLOOK

We believe that small-cap stocks are well positioned for a turnaround. They have been in a downturn for over a year and their valuations are attractive relative to those of the popular large-company stocks. The possibility exists that increasing interest rates may stall the recovery but not over the long term. In the current environment, with the blue-chip stocks producing solid earnings growth, there has been little incentive for investors to take the extra risk of small-cap stocks. However, it is likely that the rate of growth of large companies may slow down, which could trigger greater investor focus on small company stocks. There is some historic evidence that after multiple interest rate increases, large caps outperform for a couple of months, but then small caps start to assume leadership.
  With regard to the foreign portion of the portfolio, our overall outlook is cautious. In Japan, the economy has been picking up, which bodes well for the small-cap stocks in the coming year, but the yen continues to be weak relative to the U.S. dollar. In France and Germany, there is a concern regarding the high rate of unemployment and low consumer confidence.
  We appreciate your continued support of Keystone funds. If you have any questions or comments, please feel free to write to us.

Sincerely,
(Signature of Albert H. Elfner)
Albert H. Elfner, III
CHAIRMAN
KEYSTONE INVESTMENT MANAGEMENT COMPANY

(Signature of George S. Bissell)
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS

May 1997          (Photo of Albert H. Elfner, III)  (Photo of George S. Bissell)

                               A Discussion With
                              Your Fund's Manager

                          (Photo of Margery C. Parker)

   MARGERY C. PARKER IS PORTFOLIO MANAGER OF KEYSTONE GLOBAL OPPORTUNITIES FUND. MS. PARKER HAS MORE THAN 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. SHE HOLDS A BA FROM WELLESLEY COLLEGE AND AN MBA FROM BABSON COLLEGE. SHE WORKS TOGETHER WITH KEYSTONE'S INTERNATIONAL INVESTMENT
   DEPARTMENT HEADED BY GILMAN GUNN, A KEYSTONE SENIOR VICE    PRESIDENT AND
                    CHIEF INVESTMENT OFFICER, INTERNATIONAL.

(Q) HOW DO YOU ASSESS THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDING MARCH 31, 1997?

(A) We are disappointed but not surprised. It has been a tough year for small-cap stocks and our benchmark indexes show it. The Russell 2000 Growth Index was down more than 10% for the six-month period. On the other hand, we see good reasons for optimism. Small-cap stocks are very inexpensive now, and we have acquired some excellent stocks at bottom prices. These holdings have the potential to significantly boost the Fund's performance when the market turns around.

(Q) WHAT EVENTS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?

(A) Japan and the United States were the weakest spots. In Japan, the slow economic growth and the weak yen led to underperformance of small stocks.

(Q) WHAT TYPES OF STOCKS DO YOU SEEK FOR THE FUND?

(A) We seek to invest in small companies around the world that we believe have superior growth rates and accelerating earnings. We look for companies with projected earnings growth rates of 20% or more each year. Generally our U.S. holdings have market capitalizations (stock price multiplied by total shares outstanding) of about $1 billion or less when we purchase them. These are typically companies that have distinctive products or services that will set them apart in an increasingly competitive global economy.

(Q) HOW ARE THE NON-NORTH AMERICAN PARTS OF THE PORTFOLIO MANAGED?

(A) Keystone has been managing investments in North America and South America. The European and Asian portions of the portfolio have been managed by Credit Lyonnais International Asset Management, whose investment operations are based in Paris. Starting on June 1, 1997, the entire foreign portion of the portfolio will be managed by the International Investment Department at Keystone, headed by Gilman Gunn, a Keystone Senior Vice President and Chief Investment Officer, International. Gilman is a veteran investment professional, with more than 20 years of experience, half of it spent outside the United States.

 FUND PROFILE

 OBJECTIVE: Seeks capital growth by investing in small company stocks around the world.
 COMMENCEMENT OF INVESTMENT OPERATIONS: March 16, 1988
 COUNTRIES: 25
 NET ASSETS: $478 million

KEYSTONE GLOBAL OPPORTUNITIES FUND

YOUR FUND INVESTS IN...
* small company stocks in the U.S. and abroad
* stocks with market capitalizations of less than $1 billion
* companies with earnings growth rates of 20% or more

(Q) WHY IS KEYSTONE TAKING OVER MANAGEMENT OF THE ENTIRE PORTFOLIO?

(A) There are two basic reasons.
First, we have the expertise. In recognition of the globalization of the economy, Keystone has been gradually building up its foreign investment capabilities, adding portfolio managers, analysts and researchers who have broad experience in the foreign markets. Over the past six years, we have begun to manage a number of different portfolios investing in foreign markets for both U.S. retail mutual fund investors and for foreign institutional investors. We now have the experience and the resources to manage the foreign portfolio, as well as the domestic portfolio, of Keystone Global Opportunities Fund.
Second, we think having the entire investment team under one roof will give us an advantage. We will have greater ability to plan and implement asset allocation decisions, and this should enable us to move quickly to take advantage of investment opportunities.

(Q) PLEASE DESCRIBE THE MARKET ENVIRONMENT DURING THE PERIOD.

(A) Overall, it was a volatile market, driven by conflicting forces. On the one hand, the positive backdrop of low interest rates and controlled inflation attracted huge inflows of investor dollars into the market. On the other hand, the resulting surge in stock prices stoked fears that the six-year old stock market would soon run out of fuel. The July correction in the small- and mid-cap sectors was a wake-up call for many investors to look for safety. Although the broad stock market, as measured by the S&P 500 stock index, exhibited strong performance during the six months, most of the gains were achieved by a small number of stocks, mainly those of the largest companies.

(Q) WHAT ABOUT THE FOREIGN MARKETS?

(A) In contrast, the foreign markets began to show signs of life after several difficult years. The market environment improved during the period as better liquidity and strong cash flows into the foreign markets resulted in very good performance in selected markets. Some of the strongest results year-to-date have come from the emerging markets of Eastern Europe, Asia and Latin America. We have seen mixed results in the industrialized countries of the world. In Europe, the United Kingdom, France and the Netherlands generated strong gains, but the German market was lackluster.

(Q) WHAT WAS YOUR STRATEGY WITH REGARD TO JAPAN?

(A) We sought to balance our confidence in the long-term potential of small-cap Japanese stocks with the need to protect the portfolio from a continued slide. At the start of the period Japanese stocks comprised about 20% of net assets, representing the majority of our holdings in Asia and the Pacific region. We reduced that weighting to about 15% of net assets. Moreover, we hedged 50% of our Japanese stocks to make them currency neutral.

COUNTRY DIVERSIFICATION
AS OF MARCH 31, 1997


North America                                    37.5%
Europe                                           34.7%
Latin America                                     6.5%
Asia/Pacific                                     21.1%
Miscellaneous currency holdings                   0.2%


(Q) WHAT TYPES OF FOREIGN COMPANIES DID YOU EMPHASIZE?

(A) In Japan we focused on finance companies which we believed would offer good opportunities as the economy rebuilds. In the United Kingdom our focus was on business services companies that were growing fast. An example is Compass Group, a food service company and the Fund's top holding. The stock gained 8.2% in local currency terms for the six-month period ended March 31, 1997.

(Q) WHAT WAS THE TOP U.S. HOLDING?

(A) Our largest U.S. position was Action Performance, a successful company that gained about 60% during the six-month period. The company owns licenses for NASCAR stock cars and drivers and makes miniature cars as collectibles. We uncovered the stock's potential in the course of our bottom-up research. Fortunately for the Fund, the company has not been widely discovered on Wall Street and we think it still has room to grow.



TOP 10 HOLDINGS
AS OF MARCH 31, 1997

                                                      PERCENTAGE OF
STOCK                COUNTRY    INDUSTRY                 NET ASSETS
Compass Group        UK         Business Services               1.5
Brammer              UK         Automotive                      1.4
Action
  Performance.
  Cos. Inc           U.S.       Amusements                      1.2
Parity PLC           UK         Software Services               1.2
Sage Group           UK         Software Services               1.2
Capita Group         UK         Business Services               1.1
Investors Financial.
  Services Corp      U.S.       Finance                         1.1
Nitto Kohki Co.      Japan      Building Materials              1.1
Shohkoh Fund         Japan      Finance                         1.1
Zodiac               France     Capital Goods                   1.1


(Q) WHAT IS YOUR SELL STRATEGY?

(A)In a bear market, every sell decision is a judgment call. The market punishes severely small stocks for even relatively insignificant disappointments. If we feel the reasons for which we had bought the stock are still valid, we won't sell into a down market. We believe the best strategy is to wait the downturn out and take advantage of buying opportunities. We are cautious with the latter. We target only market leaders, making no compromises on quality and valuations.

(Q) WHAT IS YOUR OUTLOOK?

(A) We think small-cap stocks are well positioned for a recovery in the U.S. and Japan. The Japanese economy has started to pick up and that bodes well for small-cap stocks. We continue to see significant growth potential in Europe's developed economies, as well as in the emerging countries of Latin America and Europe.

(Q) WHAT ADVANTAGES DOES THE FUND OFFER INVESTORS?

(A) Keystone Global Opportunities Fund targets some of the fastest growing companies around the world. It is a good choice for long-term investors seeking to diversify their holdings with an international component. The Fund's ability to allocate its assets among many countries helps increase the potential for higher returns while reducing the impact of poor market conditions in any one country.
                                    *

          THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
        IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
             200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034.

KEYSTONE GLOBAL OPPORTUNITIES FUND

                           Your Fund's
                           Performance

Growth of an investment in
Keystone Global Opportunities Fund Class A

        IN THOUSANDS
        _________________________________________________________
 $30   | [ ] Reinvested Distributions       Total Value $25,822  |
       |                                                         |
  25   | [ ] Initial Investment                                  |
       |                                                         |
  15   |                                                         |
       |                (picture of graph)                       |
  10   |                                                         |
       |                                                         |
   5   |                                                         |
       |                                                         |
   0   |_________________________________________________________|
           3/89       3/91        3/93         3/95         3/97

A $10,000 INVESTMENT IN KEYSTONE GLOBAL OPPORTUNITIES FUND CLASS A MADE ON MARCH 16, 1988 WITH ALL DISTRIBUTIONS REINVESTED WAS WORTH $25,822 ON MARCH 31, 1997. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


Class A shares were introduced on March 16, 1988. Performance is reported at the current maximum front-end sales charge of 4.75%.

  Class B shares were introduced on February 1, 1993. Shares purchased after January 1, 1997 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years after the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 5% CDSC.



SIX-MONTH PERFORMANCE                     AS OF MARCH 31, 1997

                                 CLASS A    CLASS B    CLASS C
Total returns*                    -9.33 %    -9.67 %    -9.69 %
Net asset value 9/30/96          $24.56     $23.92     $23.97
                3/31/97          $21.12     $20.45     $20.49
Dividends                          None       None       None
Capital gains                    $ 1.25     $ 1.25     $ 1.25
* BEFORE DEDUCTING FRONT-END OR CONTINGENT DEFERRED SALES CHARGE (CDSC) IF APPLICABLE.




HISTORICAL RECORD                         AS OF MARCH 31, 1997

CUMULATIVE TOTAL RETURNS         CLASS A    CLASS B    CLASS C
1-year w/o sales charge           -8.28 %    -8.99 %    -8.97%
1-year                           -12.64 %   -13.30 %    -9.83%
5-year                            74.28 %      N/A        N/A
Life of Class                    158.22 %    53.28 %    55.56%

AVERAGE ANNUAL RETURNS
1-year w/o sales charge           -8.28 %    -8.99 %    -8.97%
1-year                           -12.64 %   -13.30 %    -9.83%
5-year                            11.75 %      N/A        N/A
Life of Class                     11.05 %    10.80 %    11.19%



  Class C shares were introduced on February 1, 1993. Performance reflects the return you would have received after holding shares for one year and reflects the deduction of a 1% CDSC.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
COMMON STOCKS (94.1%)
UNITED STATES (35.3%)
ADVERTISING & PUBLISHING (0.7%)
  Outdoor Systems, Inc.                                                                           110,500    $  3,252,844
AMUSEMENTS (2.2%)
  Action Performance Cos., Inc.(a)                                                                294,700       5,801,906
  Family Golf Centers, Inc.(a)                                                                    113,900       2,199,694
  La Quinta Inns, Inc.                                                                             52,500       1,076,250
  Vail Resorts Inc.(a)                                                                             61,000       1,189,500
                                                                                                               10,267,350
AUTOMOTIVE (0.5%)
  Gentex Corp.(a)                                                                                  99,900       1,979,269
  Team Rent Group Inc.                                                                             18,200         377,650
                                                                                                                2,356,919
BUSINESS SERVICES (4.1%)
  Barret Business Services Inc.(a)                                                                129,700       1,832,013
  Billing Information Concepts Corp.(a)                                                            17,700         427,013
  BJ Services Co.(a)                                                                               88,400       4,232,150
  Donnelley Enterprise Solution(a)                                                                 63,500         666,750
  Equity Corp., International(a)                                                                  228,200       4,849,250
  G & K Services, Inc., Class A                                                                   157,100       4,771,912
  Rental Service Corp.                                                                             88,300       1,644,587
  U. S. Filter Corp.(a)                                                                            32,100         991,088
                                                                                                               19,414,763
CONSUMER GOODS (0.6%)
  USA Detergents, Inc.(a)                                                                         131,700       3,070,256
DIVERSIFIED COMPANIES (0.4%)
  RMI Titanium Co.(a)                                                                             101,800       2,099,625

                                                        (CONTINUED ON NEXT PAGE)

KEYSTONE GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
DRUGS (2.5%)
  Amylin Pharmaceuticals, Inc.(a)                                                                 100,500    $  1,224,844
  Gilead Sciences, Inc.(a)                                                                         82,500       1,892,343
  Health Management Associates, Inc.(a)                                                           146,737       3,485,004
  Kos Pharmaceuticals, Inc.(a)                                                                     10,500         210,000
  Lifecore Biomedical, Inc.(a)                                                                    139,900       2,063,525
  Neurogen Corp. (a)                                                                              111,000       2,067,375
  Nitinol Medical Technologies, Inc.(a)                                                           147,300       1,169,194
                                                                                                               12,112,285
ELECTRONICS PRODUCTS (3.1%)
  Altron, Inc.(a)                                                                                 136,400       2,327,325
  BMC Industries, Inc.                                                                             67,200       1,898,400
  Credence Systems Corp.(a)                                                                        19,300         377,556
  Electroglas, Inc.(a)                                                                             64,100       1,121,750
  ESS Technology, Inc.(a)                                                                         110,000       2,674,375
  Lattice Semiconductor Corp.(a)                                                                   51,200       2,332,800
  Microchip Technology, Inc.(a)                                                                   140,000       4,200,000
                                                                                                               14,932,206
FINANCE (3.0%)
  Everen Capital Corp.                                                                            127,700       2,585,925
  First Alliance Co.(a)                                                                           160,700       3,696,100
  Investors Financial Services Corp.                                                              171,400       5,281,263
  TCF Financial Corp.                                                                              68,600       2,718,275
                                                                                                               14,281,563
HEALTH CARE SERVICES (2.9%)
  CRA Managed Care Inc.(a)                                                                         37,400       1,393,150
  Emeritus Corp.(a)                                                                               133,600       1,619,900
  HCIA, Inc.(a)                                                                                    40,200         670,837
  IDEXX Labs, Inc.                                                                                 47,600         669,375
  Norland Medical Systems, Inc.(a)                                                                276,900       1,730,625
  Pediatrix Medical Group(a)                                                                       78,600       2,583,975
  Perclose, Inc.(a)                                                                               147,300       3,148,538
  Total Renal Care Holdings, Inc.(a)                                                               73,600       2,235,600
                                                                                                               14,052,000
INSURANCE (1.2%)
  CMAC Investment Corp.                                                                            39,300       1,311,638
  Capital Re Corp.                                                                                 66,200       2,821,775
  HCC Insurance Holdings, Inc.                                                                     61,400       1,504,300
                                                                                                                5,637,713

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
METALS & MINING (0.5%)
  Oregon Metallurgical Corp.(a)                                                                   100,000    $  1,825,000
  Special Metals Corp.(a)                                                                          28,000         490,000
                                                                                                                2,315,000
NATURAL GAS (0.7%)
  Devon Energy Corp.                                                                               30,000         900,000
  KCS Energy Corp.                                                                                 70,000       2,301,250
                                                                                                                3,201,250
OFFICE & BUSINESS EQUIPMENT (2.3%)
  EMC Corp.(a)                                                                                     77,300       2,744,150
  Flextronics International(a)                                                                     98,200       1,939,450
  Komag, Inc.(a)                                                                                   35,000       1,065,313
  Natural Microsystems Corp.(a)                                                                   126,500       2,537,906
  Synopsys Inc.                                                                                    98,200       2,461,137
                                                                                                               10,747,956
OIL SERVICES (2.0%)
  Basin Exploration Inc.(a)                                                                        80,000         565,000
  Denbury Resources, Inc.(a)                                                                       58,900         780,425
  ENSCO International, Inc.(a)                                                                     63,300       3,117,525
  Falcon Drilling, Inc.(a)                                                                         78,600       2,908,200
  Flores & Rucks, Inc.(a)                                                                          50,000       2,025,000
  Stone Energy Corp.(a)                                                                            12,500         300,000
                                                                                                                9,696,150
RETAIL (1.5%)
  Abercrombie & Fitch Co., Class A(a)                                                             144,800       2,208,200
  Black Box Corp.(a)                                                                               43,600       1,182,650
  Gadzooks, Inc.(a)                                                                                48,600       1,536,975
  Pacific Sunwear of California(a)                                                                 33,900       1,101,750
  West Marine Inc.                                                                                 33,000       1,072,500
                                                                                                                7,102,075

                                                        (CONTINUED ON NEXT PAGE)

PAGE 10
KEYSTONE GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
SOFTWARE SERVICES (4.3%)
  Alternative Resources Corp.(a)                                                                  150,300    $  2,282,681
  BDM International, Inc.(a)                                                                      130,900       2,847,075
  Ciber, Inc.(a)                                                                                   66,500       1,654,187
  Clarify, Inc.(a)                                                                                 43,000       1,023,938
  Cognex Corp.(a)                                                                                  88,400       1,685,125
  Geoworks(a)                                                                                     147,300         966,656
  INSO Corp.(a)                                                                                    56,400       2,122,050
  Parametric Technology Corp.(a)                                                                   98,200       4,425,138
  Project Software & Development, Inc.(a)                                                         111,000       3,517,312
                                                                                                               20,524,162
TELECOMMUNICATIONS (2.4%)
  Aspect Telecommunications Corp.(a)                                                              131,300       2,576,763
  Concord EFS, Inc.(a)                                                                            120,000       2,265,000
  McLeod, Inc.(a)                                                                                 112,200       1,970,513
  Smartalk Teleservices, Inc.(a)                                                                  183,600       2,524,500
  Tel Save Holdings, Inc.(a)                                                                      160,500       2,367,375
                                                                                                               11,704,151
TEXTILES (0.4%)
  Nautica Enterprises, Inc.(a)                                                                     73,200       1,834,575
TOTAL UNITED STATES (COST-- $166,687,114)                                                                     168,602,843
FOREIGN (58.8%)
ARGENTINA (0.4%)
AUTOMOTIVE (0.2%)
  Perez Compancia SA                                                                              131,000       1,012,731
TELECOMUNICATIONS (0.2%)
  Telecom Argentina SA, Class B, ADR                                                               20,800         956,800
TOTAL ARGENTINA                                                                                                 1,969,531
AUSTRALIA (2.4%)
ADVERTISING & PUBLISHING (0.4%)
  West Australia Newspaper Holdings Ltd.                                                          400,000       1,709,000
BUSINESS SERVICES (0.5%)
  Memtec Ltd., ADR                                                                                 99,600       2,546,025
BUILDING MATERIALS (0.1%)
  Leighton Holdings                                                                               150,000         627,940

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
MISCELLANEOUS (0.7%)
  Burns Philp & Co.                                                                             2,100,000    $  3,506,585
PAPER & PACKAGING (0.7%)
  Amcor Ltd.                                                                                      500,000       3,214,173
TOTAL AUSTRALIA                                                                                                11,603,723
AUSTRIA (0.2%)
MISCELLANEOUS (0.2%)
  Julius Meinl International                                                                       35,000       1,068,023
BRAZIL(0.5%)
ELECTRICAL PRODUCTS (0.5%)
  Light Servicos de Electricidad SA                                                             5,400,000       2,283,721
TELECOMMUNICATIONS(0.0%)
  Telesponsora Telefonos Sao Paulo (a)                                                            582,843         145,807
TOTAL BRAZIL                                                                                                    2,429,528
CHILE (0.3%)
BUSINESS SERVICES (0.3%)
  A.F.P. Provida SA, ADR                                                                           59,500       1,242,063
FRANCE (6.0%)
ADVERTISING & PUBLISHING (0.0%)
  High Co.(a)                                                                                       3,013          93,376
AUTOMOTIVE (0.4%)
  Sylea                                                                                            20,811       2,001,592
CAPITAL GOODS (2.9%)
  GFI Industries                                                                                   17,000       3,142,933
  Norbert Destressangle                                                                            17,760       2,752,017
  Technip                                                                                          25,200       2,710,981
  Zodiac(a)                                                                                        20,000       5,254,252
                                                                                                               13,860,183
DRUGS (0.1%)
  Ile de France Pharmaceutique                                                                      3,058         544,661
ELECTRONICS PRODUCTS (0.2%)
  Dassault Systems(a)                                                                              15,000         908,362
HEALTH CARE SERVICES (0.4%)
  LVL Medical Groupe SA                                                                            20,202       2,014,983

                                                        (CONTINUED ON NEXT PAGE)

PAGE 12
KEYSTONE GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
MISCELLANEOUS (1.5%)
  Le Carbone Lorraine                                                                               5,537    $  1,362,924
  Dauphin O.T.A.                                                                                   23,000       1,786,089
  Deaveaux SA                                                                                       4,200         718,141
  Grandoptical Photo                                                                               19,479       3,032,264
                                                                                                                6,899,418
SOFTWARE SERVICES (0.4%)
  Axime(a)                                                                                         15,300       1,814,908
TRANSPORTATION (0.1%)
  Faiveley                                                                                          9,137         503,678
TOTAL FRANCE                                                                                                   28,641,161
GERMANY (1.4%)
AUTOMOTIVE (0.5%)
  SAI Automotive AG                                                                                43,000       2,240,228
ELECTRONICS (0.2%)
  Leica Camera AG (a)                                                                              40,000       1,256,595
MISCELLANEOUS (0.7%)
  Boewe Systec AG                                                                                  95,000       3,132,494
TOTAL GERMANY                                                                                                   6,629,317
HONG KONG (1.2%)
AMUSEMENTS (0.3%)
  CDL Hotels International (a)                                                                  2,500,000       1,234,078
AUTOMOTIVE (0.1%)
  Qingling Motors Co., Class H                                                                    800,000         425,878
CAPITAL GOODS (0.4%)
  Cosco Pacific Ltd.                                                                            1,600,000       2,106,160
CONSUMER GOODS (0.0%)
  CP Pokphand Co.                                                                                 900,000         290,371
ELECTRONICS PRODUCTS(0.2%)
  HKR International Ltd.                                                                          625,680         827,651
FINANCE (0.1%)
  Wing Hang Bank Ltd.                                                                             100,000         438,783
RETAIL (0.1%)
  Dickson Concepts International Ltd.                                                              80,000         289,081
TOTAL HONG KONG                                                                                                 5,612,002

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
INDONESIA (0.4%)
FINANCE (0.4%)
  PT Bank Dagang Nasional Indonesia                                                             1,895,250    $  1,894,461
  PT Bank Dagang Nasional Indonesia (Warrants expire 2/14/2000) (a)                               270,750          90,212
                                                                                                                1,984,673
IRELAND (0.4%)
DIVERSIFIED COMPANIES (0.4%)
  DCC PLC                                                                                         400,000       1,936,815
ITALY (1.0%)
AUTOMOTIVE (0.2%)
  Brembo SPA                                                                                       86,000       1,124,486
INSURANCE (0.2%)
  Mediolanum (a)                                                                                  110,000         979,097
MISCELLANEOUS (0.3%)
  C.A.L.P.                                                                                         36,000         120,918
  Interpump Group SPA                                                                             394,000       1,212,308
                                                                                                                1,333,226
UTILITIES (0.3%)
  AZ Med Acqua E Gas                                                                            1,850,000       1,403,659
TOTAL ITALY                                                                                                     4,840,468
JAPAN (15.1%)
AUTOMOTIVE (0.4%)
  Royal Ltd.                                                                                      135,520       2,027,266
BUILDING MATERIALS (2.2%)
  Aronkasei Co.                                                                                    50,000         279,373
  Hibiya Engineering, Ltd.                                                                        220,000       1,545,888
  Nitto Kohki Co.                                                                                 190,720       5,443,856
  Tadano                                                                                          500,000       3,396,135
                                                                                                               10,665,252
CAPITAL GOODS (1.5%)
  Disco Corp.                                                                                      90,000       1,877,577
  Kanamoto Co., Ltd.                                                                              220,000       1,814,506
  Max Co.                                                                                         220,000       3,308,806
                                                                                                                7,000,889

                                                        (CONTINUED ON NEXT PAGE)

KEYSTONE GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
CONSUMER GOODS (1.9%)
  Daiwa Industries Ltd.                                                                           650,000    $  4,546,373
  Itariyard Co.                                                                                   103,000         782,890
  Mandom Corp.                                                                                    121,000       1,144,740
  Maruko Co.                                                                                           60             582
  Matsumotokiyoshi                                                                                 93,500       2,759,562
                                                                                                                9,234,147
ELECTRONICS PRODUCTS (1.2%)
  Aucnet, Inc.                                                                                    116,000       2,720,142
  Daiichi Corp.                                                                                    87,400       1,272,095
  Daiichi Kosho Co.                                                                                 7,500         253,497
  Fujimi, Inc.                                                                                     27,500       1,445,379
                                                                                                                5,691,113
FINANCE (2.1%)
  Nichiei Co., Ltd.                                                                                64,800       5,030,161
  Shokoh Fund                                                                                      25,000       5,276,138
                                                                                                               10,306,299
FOODS (0.4%)
  Albis Co.                                                                                       200,000       1,762,756
HEALTH CARE SERVICES (1.0%)
  Nichii Gakkan Co.                                                                               110,000       4,812,000
MISCELLANEOUS (0.8%)
  Fuji Machine Manufacturing                                                                       73,000       1,894,801
  Misumi Corp.                                                                                    130,000       1,986,739
                                                                                                                3,881,540
OFFICE & BUSINESS EQUIPMENT (1.1%)
  Riso Kagaku Corp.                                                                                90,800       5,088,089
RESTAURANTS (0.2%)
  Ohsho Food Service Corp.                                                                         59,000         839,654
RETAIL (1.9%)
  Aderans Co.                                                                                     136,000       2,947,198
  Circle K Japan Co.                                                                               48,000       2,057,087
  Ministop Co., Ltd.                                                                              162,800       4,133,517
                                                                                                                9,137,802
TELEPHONE UTILITIES (0.4%)
  Nippon Denwa Shisetsu                                                                           273,000       1,896,232
TOTAL JAPAN                                                                                                    72,343,039

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
MALAYSIA (1.7%)
AIR TRANSPORTATION (0.0%)
  Malaysian Helicopter Services Bhd                                                                96,000    $    120,082
AUTOMOTIVE (0.3%)
  Edaran Otomobil Nasional Bhd                                                                    130,000       1,311,383
BUILDING MATERIALS (0.5%)
  Ho Hup Construction Co. Bhd                                                                     140,000         423,678
  Hume Industries (Malaysia) Bhd                                                                  208,000       1,174,999
  Leader Universal Holdings Bhd                                                                   229,333         513,577
  Road Builder (M) Holdings Bhd                                                                    60,000         348,626
                                                                                                                2,460,880
MISCELLANEOUS (0.9%)
  Affin Holdings Bhd                                                                              800,000       2,275,754
  Nylex (Malaysia) SDN Bhd                                                                        870,000       1,913,206
                                                                                                                4,188,960
TOTAL MALAYSIA                                                                                                  8,081,305
MEXICO (2.1%)
BUILDING (0.2%)
  Corp Geo SA de CV                                                                               198,000         948,862
FINANCE (0.2%)
  Desc SA, ADR(a)                                                                                  40,000       1,050,000
FOOD, BEVERAGE & TOBACCO (1.2%)
  Fomento Economico Mexicano, Class B                                                             356,000       1,573,592
  Grupo Industrial Maseca, Class B                                                                537,000         555,319
  Panamerican Beverages, Inc., Class A, ADR                                                        65,000       3,485,625
                                                                                                                5,614,536
MISCELLANEOUS (0.5%)
  Apasco SA                                                                                       135,000         914,244
  Grupo Casa Autrey                                                                               605,000       1,159,720
  Tablex SA, Series 2                                                                              97,000         342,518
                                                                                                                2,416,482
TOTAL MEXICO                                                                                                   10,029,880

                                                        (CONTINUED ON NEXT PAGE)

PAGE 16
KEYSTONE GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
NETHERLANDS (1.6%)
MISCELLANEOUS (1.2%)
  Ahrend NV                                                                                        45,000    $  2,876,833
  Fugro NV                                                                                        127,500       2,719,275
                                                                                                                5,596,108
RETAIL (0.4%)
  Ceteco Holding N.V. (a)                                                                          41,962       2,036,013
TOTAL NETHERLANDS                                                                                               7,632,121
NORWAY (0.3%)
OFFICE & BUSINESS EQUIPMENT (0.1%)
  Tandberg ASA (a)                                                                                 23,500         303,129
TELECOMMUNICATIONS (0.2%)
  Tandberg Television ASA (a)                                                                      94,000         955,748
TOTAL NORWAY                                                                                                    1,258,877
PERU (0.2%)
FINANCE (0.1%)
  Credicorp Ltd., ADR                                                                              27,793         649,661
FOODS (0.1%)
  La Fabril S.A. (a)                                                                              312,857         472,148
TOTAL PERU                                                                                                      1,121,809
PORTUGAL (0.4%)
TELECOMMUNICATIONS (0.4%)
  Telecel Comunicacaoes Pessoais SA (a)                                                            20,600       1,690,137
SINGAPORE (0.1%)
DIVERSIFIED COMPANIES (0.1%)
  Natsteel Ltd.                                                                                   100,000         240,914
SPAIN (0.4%)
MISCELLANEOUS (0.4%)
  Telepizza (a)                                                                                    41,650       1,813,113
SWEDEN (1.7%)
HEALTH CARE SERVICES (0.6%)
  Gettinge                                                                                        160,800       2,901,911
CAPITAL GOODS (.05%)
  Hoganas AB, Class B                                                                             160,800       2,283,439

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
RETAIL (0.6%)
  Lindex AB                                                                                       148,000    $  2,985,138
TOTAL SWEDEN                                                                                                    8,170,488
SWITZERLAND (2.9%)
ADVERTISING & PUBLISHING (0.3%)
  Affichage (Soc Gen)                                                                               3,725       1,449,618
CONSUMER GOODS (0.4%)
  Phoenix Meccano AG                                                                                4,225       1,996,525
FOOD, BEVERAGE & TOBACCO (0.7%)
  Lindt & Spruengli                                                                                 2,150       3,578,353
MISCELLANEOUS (0.4%)
  Danzas Holding                                                                                      850         833,461
  Valora Holding AG                                                                                 4,000         875,608
                                                                                                                1,709,069
RETAIL (0.5%)
  Tag Heuer Intl SA (a)                                                                            18,000       2,379,778
TRANSPORTATION (0.6%)
  Kuoni Reisen Holding, Series B (a)                                                                1,000       2,821,404
TOTAL SWITZERLAND                                                                                              13,934,747
TAIWAN, REPUBLIC OF CHINA (0.2%)
FINANCE (0.2%)
  Chronicle 2001 Mutual Fund (a)                                                                1,653,374       1,018,800
UNITED KINGDOM (17.9%)
ADVERTISING & PUBLISHING (1.6%)
  Aegis Group (a)                                                                               3,130,000       3,244,324
  Dorling Kindersley                                                                              487,500       2,181,639
  HTV Group                                                                                       430,000       2,065,811
                                                                                                                7,491,774
AMUSEMENTS (0.9%)
  Millennium & Copthorne Hotels (a)                                                               388,000       2,636,459
  Vardon (a)                                                                                      914,770       1,881,314
                                                                                                                4,517,773
AUTOMOTIVE (1.4%)
  Brammer                                                                                         643,918       6,674,372

                                                        (CONTINUED ON NEXT PAGE)

PAGE 18
KEYSTONE GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
BUILDING MATERIALS (0.7%)
  Berkeley Group (The) PLC                                                                        305,555    $  3,619,605
BUSINESS SERVICES (2.6%)
  Capita Group                                                                                    466,000       5,443,567
  Compass Group PLC                                                                               647,368       6,997,709
                                                                                                               12,441,276
CAPITAL GOODS (0.4%)
  Critchley Group PLC                                                                             190,500       1,958,909
CONSUMER GOODS (0.2%)
  Limelight Group PLC (a)                                                                         750,000         802,073
DRUGS (0.4%)
  Oxford Molecular (a)                                                                            300,000       2,008,884
ELECTRONICS PRODUCTS (2.4%)
  Astec (BSR) (a)                                                                               1,073,000       2,789,306
  Pressac Holdings (a)                                                                            750,000       2,801,086
  Renishaw                                                                                        690,000       4,018,756
  Vitec Group                                                                                     172,500       1,773,815
                                                                                                               11,382,963
HEALTH CARE SERVICES (0.4%)
  Seton Healthcare                                                                                 42,000         335,143
  Westminster Healthcare Hldgs, PLC                                                               360,000       1,468,904
                                                                                                                1,804,047
MISCELLANEOUS (2.8%)
  Ashtead Group PLC                                                                               710,000       3,189,042
  Corporate Services Group                                                                        963,000       3,168,805
  Doncasters PLC, ADR (a)                                                                          11,400         220,875
  Page (Michael) Group PLC                                                                        350,000       3,098,059
  Powerscreen International PLC                                                                   192,000       1,933,268
  Zotefoams                                                                                       500,000       1,855,051
                                                                                                               13,465,100
RETAIL (1.7%)
  Games Workshop Group                                                                            402,200       4,334,337
  Harvey Nichols (a)                                                                              380,000       2,100,691
  Watson & Philip                                                                                 265,000       2,001,234
                                                                                                                8,436,262

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                                                                                MARKET
                                                                                                SHARES          VALUE
SOFTWARE SERVICES (2.4%)
  Parity PLC                                                                                      680,000    $  5,672,262
  Sage Group (a)                                                                                  520,000       5,612,372
                                                                                                               11,284,634
TELECOMMUNICATIONS (0.0%)
  Capital Radio                                                                                    17,000         157,470
TOTAL UNITED KINGDOM                                                                                           86,045,142
TOTAL FOREIGN (COST $264,791,082)                                                                             281,337,676
TOTAL COMMON STOCKS (COST $431,478,196)                                                                       449,940,519
PREFERRED STOCKS(3.5%)
BRAZIL (3.0%)
ELECTRICAL PRODUCTS (0.1%)
  Eletricidad de Sao Paulo                                                                      3,200,000         613,235
FINANCE (0.5%)
  Banco Itau                                                                                    4,593,400       2,376,270
TELECOMMUNICATIONS (1.4%)
  Compania Riograndense de Telecomunica (a)                                                     1,350,000       1,631,266
  Telecomunicacoes de Rio de Janiero SA (a)                                                    10,110,000       1,402,784
  Telesponsora Telefonos Sao Paulo                                                             13,600,000       3,453,602
                                                                                                                6,487,652
UTILITIES (1.0%)
  Cemig CIA Energy MG                                                                         120,700,000       4,967,923
TOTAL BRAZIL                                                                                                   14,445,080
GERMANY (0.5%)
DRUGS (0.5%)
  Biotest AG                                                                                       60,000       2,302,156
TOTAL PREFERRED STOCK (COST-- $16,356,509)                                                                     16,747,236
TOTAL INVESTMENTS (COST-- $447,834,705) (97.6%)                                                               466,687,755
FOREIGN CURRENCY HOLDINGS (COST-- $840,476) (0.2%)                                                                843,816
OTHER ASSETS AND LIABILITIES-- NET (2.2%)                                                                      10,589,505
NET ASSETS (100%)                                                                                            $478,121,076

(a) Non-income-producing security.

Legend of Portfolio Abbreviations:

ADR-- American Depository Receipt

PAGE 20
KEYSTONE GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                       UNREALIZED
EXCHANGE                                          U.S. VALUE AT      IN EXCHANGE      APPRECIATION
  DATE                                            MARCH 31, 1997     FOR U.S. $      (DEPRECIATION)
Forward Foreign Currency Exchange Contracts
to Buy:
                            Contracts to Receive
04/28/97     2,665,960,000       Japanese Yen      $ 21,643,373      $22,000,000       $ (356,627)
                                                                                         (356,627)
Forward Foreign Currency Exchange Contracts
to Sell:
                            Contracts to Deliver
04/01/97           263,613      British Pound           433,717         426,351            (7,366)
04/07/97           176,967      British Pound           291,160         288,738            (2,422)
04/02/97        46,008,424     Spanish Peseta           325,666         320,170            (5,496)
04/03/97        46,219,635     Spanish Peseta           327,161         322,189            (4,972)
04/01/97        32,453,292       Japanese Yen           262,418         261,984              (434)
04/01/97         1,481,674       Japanese Yen            11,981          11,961               (20)
04/28/97     5,205,200,000       Japanese Yen        42,257,980      44,000,000         1,742,020
                                                                                        1,721,310
Unrealized appreciation on forward foreign currency exchange
contracts                                                                              $1,364,683

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                   SIX MONTHS
                                      ENDED
                                    MARCH 31,                             YEAR ENDED SEPTEMBER 30,
                                      1997          1996      1995     1994     1993     1992      1991     1990     1989

                                   (UNAUDITED)
Net asset value beginning of year       $24.56      $23.43      $19.42     $18.02     $11.69    $12.89     $9.89    $11.17    $9.77
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)             (0.06)      (0.06)      (0.16)     (0.04)     (0.14)    (0.08)     0.17      0.19     0.09
Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions          (2.13)       1.19        4.17       1.60       6.47      0.23      3.06     (1.27)    1.66
Total from investment operations         (2.19)       1.13        4.01       1.56       6.33      0.15      3.23     (1.08)    1.75
LESS DISTRIBUTIONS FROM
Net investment income                     0.00        0.00        0.00       0.00       0.00      0.00     (0.23)    (0.12)   (0.09)
Net realized gain on investments         (1.25)       0.00        0.00      (0.16)      0.00     (1.35)     0.00     (0.08)   (0.26)
Total distributions                      (1.25)       0.00        0.00      (0.16)      0.00     (1.35)    (0.23)    (0.20)   (0.35)
NET ASSET VALUE END OF YEAR             $21.12      $24.56      $23.43     $19.42     $18.02    $11.69    $12.89     $9.89   $11.17
TOTAL RETURN(B)                         (9.33%)      4.82%      20.65%      8.74%     54.15%     1.81%    32.71%    (9.65%)  16.94%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                    1.72%(c)(d)    1.62%(c)    1.83%(c)     2.01%     2.84%   2.50%(a)  2.03%(a)  2.00%(a)  2.00%(a)
  Net investment income (loss)       (0.94%)(d)     (0.53%)     (0.83%)    (0.86%)   (1.72%)   (0.69%)   1.49%    1.80%     0.86%
Portfolio turnover rate                    32%         67%       35%         32%        64%       75%     134%      51%      13%
Average commissions rate paid          $0.0123     $0.0079       N/A         N/A        N/A       N/A      N/A      N/A      N/A
Net assets end of year (thousands)    $142,142    $250,427   $94,679      $71,122    $29,942   $10,859   $2,159   $1,519   $1,378

                                      MARCH 16, 1988
                                     OF OPERATIONS) TO
                                       SEPTEMBER 30,
                                           1988
Net asset value beginning of year          $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                 0.05
Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions             (0.28)
Total from investment operations            (0.23)
LESS DISTRIBUTIONS FROM
Net investment income                        0.00
Net realized gain on investments             0.00
Total distributions                          0.00
NET ASSET VALUE END OF YEAR                 $9.77
TOTAL RETURN(B)                             (1.20%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                             1.50%(a)(d)
  Net investment income (loss)               1.42%(d)
Portfolio turnover rate                        19%
Average commissions rate paid                 N/A
Net assets end of year (thousands)         $1,082

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the Ratio of total expenses to average net assets would have been 3.67%, 7.77%, 10.39%, 13.06%, and 5.54% for the years ended September 30, 1992, 1991,
    1990, 1989 and the period March 16, 1988 (Commencement of Operations) to September 30, 1988, respectively.

(b) Excluding applicable sales charges.

(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.70% (annualized) for the six months ended March 31, 1997 and 1.60% and 1.81% for the years ended September 30, 1996 and 1995, respectively.

(d) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 22
KEYSTONE GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                 FEBRUARY 1, 1993
                                                                  SIX MONTHS                                     (DATE OF INITIAL
                                                                    ENDED                                        PUBLIC OFFERING)
                                                                  MARCH 31,        YEAR ENDED SEPTEMBER 30,             TO
                                                                     1997         1996       1995       1994    SEPTEMBER 30, 1993

                                                                 (UNAUDITED)
Net asset value beginning of year                                    $23.92       $23.00     $19.20     $17.95         $14.04
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                                   (0.25)       (0.21)     (0.25)     (0.15)         (0.04)
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions                               (1.97)        1.13       4.05       1.56           3.95
Total from investment operations                                      (2.22)        0.92       3.80       1.41           3.91
LESS DISTRIBUTIONS FROM
Net realized gain on investments                                      (1.25)        0.00       0.00      (0.16)          0.00
Total distributions                                                   (1.25)        0.00       0.00      (0.16)          0.00
NET ASSET VALUE END OF YEAR                                          $20.45       $23.92     $23.00     $19.20         $17.95
TOTAL RETURN(A)                                                       (9.67%)       4.00%     19.79%      7.93%         27.85%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                                                  2.51%(b)(c)     2.40%(b)     2.58%(b)    2.83%        3.35%(c)
  Net investment loss                                           (2.76%)(c)       (1.37%)      (1.59%)     (1.61%)      (1.86%)(c)
Portfolio turnover rate                                                  32%          67%        35%        32%            64%
Average commissions rate paid                                      $ 0.0123     $ 0.0079        N/A        N/A            N/A
Net assets end of year (thousands)                                 $264,845     $385,839   $238,320   $131,695       $ 15,534

(a) Excluding applicable sales charges.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.49% (annualized) for the six months ended March 31, 1997 and 2.38% and 2.56% for the years ended September 30, 1996 and 1995, respectively.
(c) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                                                                 FEBRUARY 1, 1993
                                                                  SIX MONTHS                                     (DATE OF INITIAL
                                                                    ENDED                                        PUBLIC OFFERING)
                                                                  MARCH 31,        YEAR ENDED SEPTEMBER 30,             TO
                                                                     1997         1996       1995       1994    SEPTEMBER 30, 1993
                                                                 (UNAUDITED)
Net asset value beginning of year                                    $23.97       $23.04     $19.26     $17.99         $14.04
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                                    (.31)       (0.24)     (0.27)     (0.15)         (0.04)
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions                               (1.92)        1.17       4.05       1.58           3.99
Total from investment operations                                      (2.23)        0.93       3.78       1.43           3.95
LESS DISTRIBUTIONS FROM
Net realized gain on investments                                      (1.25)        0.00       0.00      (0.16)          0.00
Total distributions                                                   (1.25)        0.00       0.00      (0.16)          0.00
NET ASSET VALUE END OF YEAR                                          $20.49       $23.97     $23.04     $19.26         $17.99
TOTAL RETURN(A)                                                      (9.69%)       4.04%     19.63%      8.02%         28.13%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                                                  2.53%(b)(c)    2.40%(b)    2.58%(b)    2.85%        3.04%(c)
  Net investment loss                                           (1.76%)(c)      (1.38%)     (1.59%)     (1.62%)     (1.55%)(c)
Portfolio turnover rate                                               32%           67%        35%        32%            64%
Average commissions rate paid                                       $0.0123      $0.0079        N/A        N/A            N/A
Net assets end of year (thousands)                                  $71,134     $124,549    $86,339    $50,535         $6,217

(a) Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.51% (annualized) for the six months ended March 31, 1997 and 2.38% and 2.56% for the years ended September 30, 1996 and 1995, respectively.

(c) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 24
KEYSTONE GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS-- CLASS Y SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                         JANUARY 13, 1997
                                                                                                         (DATE OF INITIAL
                                                                                                        PUBLIC OFFERING) TO
                                                                                                          MARCH 31, 1997
                                                                                                            (UNAUDITED)
Net asset value beginning of period                                                                           $ 23.07
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                                                            0.03
Net realized and unrealized gain (loss) on investments and foreign currency related transactions                (1.89)
Total from investment operations                                                                                (1.86)
LESS DISTRIBUTIONS FROM
Net realized gain on investments                                                                                 0.00
Total distributions                                                                                              0.00
NET ASSET VALUE END OF PERIOD                                                                                 $ 21.21
TOTAL RETURN                                                                                                    (8.06%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses                                                                                                 0.00%(a)
  Net investment income                                                                                          0.30%(a)
Portfolio turnover rate                                                                                            32%
AVERAGE COMMISSIONS RATE PAID                                                                                 $0.0123
Net assets end of period (thousands)                                                                                0

(a) Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
(UNAUDITED)


ASSETS
 Investments at market value (identified
   cost-- $447,834,705)                         $466,687,755
 Foreign currency holdings (identified
   cost-- $840,476)                                  843,816
 Receivable for:
   Fund shares sold                                  328,490
   Investments sold                               18,011,183
   Dividends and interest                          1,035,079
   Foreign tax reclaims                              113,444
 Prepaid expenses and other assets                    70,524
 Unrealized appreciation on forward foreign
   currency exchange contracts                     1,742,020
     Total assets                                488,832,311

LIABILITIES
 Payable for:
   Fund shares redeemed                            6,043,192
   Investments purchased                              45,312
 Unrealized depreciation of forward foreign
   currency exchange contracts                       377,337
 Payable to custodian                              3,810,068
 Foreign taxes to be withheld                        141,372
 Other accrued expenses                              293,954
     Total liabilities                            10,711,235

NET ASSETS                                      $478,121,076

NET ASSETS REPRESENTED BY
 Paid-in-capital                                $454,556,119
 Accumulated net investment loss                  (5,422,799)
 Accumulated net realized gain on investment
   transactions                                    8,748,142
 Net unrealized appreciation (depreciation)
   on:
   Investments and foreign currency related
     transactions                                 18,874,931
   Foreign currency exchange contracts             1,364,683
     Total net assets                           $478,121,076

NET ASSET VALUE
 CLASS A SHARES
   Net assets of $142,142,48846,731,722 shares
     outstanding                                $      21.12
   Offering price per share ($21.1240.9525)
     (based on sales charge of 4.75% of the
     offering price at March 31, 1997)          $      22.17
 CLASS B SHARES
   Net assets of $264,844,737412,947,708
     shares outstanding                         $      20.45
 CLASS C SHARES
   Net assets of $71,133,83043,471,261 shares
     outstanding                                $      20.49
 CLASS Y SHARES
   Net assets of $2141 share outstanding        $      21.21

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)


INVESTMENT INCOME
 Dividends (net of foreign
   withholding tax of $314,281)                     $  2,160,723
 Interest                                                178,832
   Total income                                        2,339,555

EXPENSES
 Management fee                     $ 2,942,987
 Transfer agent fees                  1,099,585
 Accounting, auditing and legal          31,588
 Custodian fees                         231,612
 Printing                                40,566
 Trustees' fees and expenses             16,390
 Distribution Plan expenses           2,423,730
 Registration fees                      190,425
 Miscellaneous expenses                   8,451
   Total expenses                     6,985,334
   Less: Expenses paid indirectly       (59,723)
   Net expenses                                        6,925,611
 Net investment loss                                  (4,586,056)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS
 Net realized gain on investments    17,520,469
 Net realized loss on foreign
   currency related transactions       (601,911)
 Net realized gain on investments
   and foreign currency related
   transactions                                       16,918,558
 Net change in unrealized
   appreciation (depreciation) on
   investments and foreign
   currency related transactions                     (70,425,760)
 Net realized and unrealized loss
   on investments and foreign
   currency related transactions                     (53,507,202)
 Net decrease in net assets
   resulting from operations                        ($58,093,258)

PAGE 26
KEYSTONE GLOBAL OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS ENDED            YEAR ENDED
                                                                                       MARCH 31, 1997    SEPTEMBER 30, 1996
                                                                                       (UNAUDITED)
OPERATIONS
  Net investment loss                                                                  ($ 4,586,056)        ($ 6,922,836)
  Net realized gain on investments and foreign currency related transactions             16,918,558           40,623,123
  Net change in unrealized appreciation or depreciation on investments and foreign
     currency related transactions                                                      (70,425,760)          (8,332,501)
     Net increase (decrease) in net assets resulting from operations                    (58,093,258)          25,367,786
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investment transactions
     Class A Shares                                                                     (11,550,733)                   0
     Class B Shares                                                                     (19,126,046)                   0
     Class C Shares                                                                      (6,053,408)                   0
     Total distributions to shareholders                                                (36,730,187)                   0
CAPITAL SHARE TRANSACTIONS (NOTE 2)
  Proceeds from shares sold
     Class A Shares                                                                      23,728,136          279,189,973
     Class B Shares                                                                      17,415,939          192,961,888
     Class C Shares                                                                       6,842,005           57,016,932
     Class Y Shares                                                                              23                    0
  Net asset value of shares issued in reinvestment of distributions
     Class A Shares                                                                       6,669,240                    0
     Class B Shares                                                                      17,651,626                    0
     Class C Shares                                                                       5,539,478                    0
  Payments for shares redeemed
     Class A Shares                                                                    (109,955,408)        (132,731,601)
     Class B Shares                                                                    (105,358,162)         (57,472,755)
     Class C Shares                                                                     (50,403,053)         (22,855,656)
     Net increase (decrease) in net assets resulting from capital share
      transactions                                                                     (187,870,176)         316,108,781
       Total increase (decrease) in net assets                                         (282,693,621)         341,476,567
NET ASSETS
  Beginning of period                                                                   760,814,697          419,338,130
  End of period [including accumulated net investment loss as follows: 1997--
     ($5,422,799) and 1996-- ($836,743)]                                               $478,121,076         $760,814,697

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. SIGNIFCANT ACCOUNTING POLICIES

Keystone Global Opportunities Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union Corporation ("First Union"). Keystone has retained Credit Lyonnais International Asset Management, North America, an international portfolio management firm, to provide the Fund with Sub-advisory services, subject to the supervision of the Fund's Board of Trustees and Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is capital growth.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

Investments, including American Depository Receipts ("ADRs"), are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. ADRs, which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in United States dollars.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign

PAGE 28
KEYSTONE GLOBAL OPPORTUNITIES FUND

currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

F. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. DISTRIBUTIONS

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of net operating losses generated by the Fund.

H. CLASS ALLOCATIONS

Effective January 1, 1997 Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after January 1, 1997 will convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion features. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.
  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B, Class C, and Class Y. The classes have identical voting, dividend, liquidation and other rights, except that Class A, B, and C shares bear distribution expenses (see
Note 4) and have exclusive voting rights with respect to their distribution plans. Transactions in shares of the Fund were as follows:


                                 SIX MONTHS
                                   ENDED        YEAR ENDED
                                 MARCH 31,     SEPTEMBER 30,
CLASS A                             1997           1996

Shares sold                       1,015,356      11,443,628
Shares issued in reinvestment
  of distributions                  293,025               0
Shares redeemed                  (4,772,722)     (5,288,523)
Net increase (decrease)          (3,464,341)      6,155,105

CLASS B
Shares sold                         767,378       8,250,300
Shares issued in reinvestment
  of distributions                  798,355               0
Shares redeemed                  (4,745,844)     (2,485,770)
Net increase (decrease)          (3,180,111)      5,764,530

CLASS C
Shares sold                         301,999       2,429,734
Shares issued in reinvestment
  of distributions                  250,089               0
Shares redeemed                  (2,277,783)       (980,684)
Net increase (decrease)          (1,725,695)      1,449,050

CLASS Y
Shares sold                               1              --
Shares issued in reinvestment
  of distributions                        0              --
Shares redeemed                           0              --
Net increase                              1              --


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and foreign cash) for the six months ended March 31, 1997, were $201,213,881 and $404,829,623, respectively.

4. DISTRIBUTION PLANS

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.
  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.
  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.
  During the six months ended March 31, 1997, amounts paid to EKD or EKIS pursuant to the Fund's Class A, Class B, Class C Distribution Plans were $219,105, $1,686,691, and $517,934, respectively.
  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any

KEYSTONE GLOBAL OPPORTUNITIES FUND

Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKD or its predecessor may continue as compensation for services that had been earned while the Distribution Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.
  At March 31, 1997, total unpaid distribution costs were $18,252,883 for Class B shares and $8,197,081 for Class C shares.
  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

5. INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under an investment advisory agreement dated December 11, 1996, Keystone serves as the Investment Advisor and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee that is computed and paid daily. The management fee is calculated by applying percentage rates, which start at 1.00% and decline to 0.75% per annum as net assets increase, to the average daily net asset value of the Fund.
  During the six months ended March 31, 1997, the Fund paid or accrued $13,834 to Keystone for certain accounting services. The Fund paid or accrued $1,099,585 to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended March 31, 1997 the Fund incurred total custody fees of $231,612 and received a credit of $59,723 pursuant to this expense offset arrangement, resulting in a net custody expense of $171,889. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. ADDITIONAL INFORMATION

Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, below each proposal are the results of that vote.

1. TO ELECT THE FOLLOWING TRUSTEES:



                                  AFFIRMATIVE     WITHHELD

  Laurence B. Askin                 24,875,560      457,436
  Frederick Amling                  24,873,389      459,607
  Charles A. Austin III             24,885,234      447,762
  Foster Bam                        24,872,796      460,200
  George S. Bissell                 24,878,234      454,762
  Edwin D. Campbell                 24,875,409      457,587
  Charles F. Chapin                 24,879,402      453,594
  K. Dun Gifford                    24,885,208      447,788
  James S. Howell                   24,873,422      459,574
  Leroy Keith, Jr.                  24,884,837      448,160
  F. Ray Keyser                     24,873,075      459,921
  Gerald M. McDonnell               24,880,148      452,849
  Thomas L. McVerry                 24,880,907      452,089
  William Walt Pettit               24,884,376      448,620
  David M. Richardson               24,883,314      449,682
  Russell A. Salton, III M.D.       24,878,128      454,868
  Michael S. Scofield               24,878,825      454,172
  Richard J. Shima                  24,882,946      450,050
  Andrew J. Simons                  24,880,493      452,503


2. TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND KEYSTONE INVESTMENT MANAGEMENT COMPANY.


                     Affirmative            24,342,861
                     Against                   343,321
                     Abstain                   646,814

                                 KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                       *
                                Balanced Fund II
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                     Global Resources and Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

   (Evergreen Keystone FUNDS Logo)
   P.O. Box 2121
   Boston, Massachusetts 02106-2121

GOF-RREV01 5/97

                                    KEYSTONE

                                 (KEYSTONE LOGO)

                                    GLOBAL
                                 OPPORTUNITIES
                                      FUND

                           (Evergreen Keystone FUNDS Logo)
                               SEMI-ANNUAL REPORT

                                 MARCH 31, 1997